Exhibit 10.2

YUMANITY THERAPEUTICS, INC.

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 2 to Securities Purchase Agreement (this “Amendment”) is made as of December     , 2022, by and among Yumanity Therapeutics, Inc., a Delaware corporation (the “Company”), the undersigned Purchasers (as defined in the PIPE Agreement, which is defined below), and, solely for purposes of Sections 2, 3, 5 and 6 of this Amendment, Kineta, Inc., a Washington corporation (“Kineta”). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the PIPE Agreement.

RECITALS

WHEREAS, the Company is party to that Agreement and Plan of Merger dated as of June 5, 2022 (as such may be amended from time to time, the “Merger Agreement”), by and among the Company, Yacht Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company, and Kineta, pursuant to which Kineta will become a wholly-owned subsidiary of the Company;

WHEREAS, in connection with the Merger Agreement, the Company and certain of the Purchasers (each, an “Original Purchaser”) entered into a Securities Purchase Agreement dated as of June 5, 2022, as amended by the Amendment No. 1 to Securities Purchase Agreement dated as of October 24, 2022 (the “First Amendment”, and the Securities Purchase Agreement as amended thereby, and as may be further amended from time to time, the “PIPE Agreement”), pursuant to which the Company agreed to sell and issue to each Original Purchaser certain shares of Company Common Stock, as set forth on Schedule 1 attached thereto;

WHEREAS, in connection with the entry by the parties into the First Amendment, Kineta issued to each Original Purchaser a Stock Purchase Warrant to purchase that number of shares of Kineta’s Non-Voting Common Stock, par value $0.001 per share, as set forth on Exhibit A hereto under the heading “Original PIPE Warrants” (each, an “Original PIPE Warrant” and, collectively, the “Original PIPE Warrants”);

WHEREAS, certain of the Purchasers (each, a “New Purchaser”) desire to enter into the PIPE Agreement and to purchase Shares in accordance with the terms thereof (as amended hereby), and are executing and delivering this Amendment to acknowledge the terms hereof and to become parties to the PIPE Agreement as Purchasers thereunder;

WHEREAS, Kineta and the Original Purchasers desire that each of the Original PIPE Warrants be forfeited in its entirety, as further set forth below;

WHEREAS, the Purchasers purchasing First Tranche Shares (as defined below) (the “First Tranche Purchasers”) desire that Kineta issue to the First Tranche Purchasers a Stock Purchase Warrant to purchase certain number of shares of Kineta’s Non-Voting Common Stock, par value $0.001 per share, as further set forth below;

WHEREAS, the PIPE Agreement and any term thereof may be amended, terminated or waived only with the written consent of the Company and the Original Purchasers, pursuant to Section 6.7 of the PIPE Agreement; and

WHEREAS, the Company and the undersigned Purchasers now wish to amend the PIPE Agreement as set forth herein.

AGREEMENT

In consideration of the mutual promises, covenants and conditions hereinafter set forth, the Company, the Purchasers and Kineta (solely for purposes of Sections 2, 3, 5 and 6 hereof) mutually agree as follows:

1.    Amendments to PIPE Agreement.

a.    Recital E of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“E.    The Company has authorized, upon the terms and conditions stated in this Agreement, the sale and issuance of up to an aggregate of 4,545,455 shares issuable at the First Tranche Closing (as defined below) and up to an aggregate of 13,636,363 shares issuable at the Second Tranche Closing (as defined below) (subject to adjustment based on the final price per share to be determined as set forth herein), subject to proportional adjustment for the Reverse Stock Split, of Company Common Stock (the “Shares”).”

b.    Section 1.1 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“1.1 Authorization of Sale of Shares. Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares as set forth opposite their respective names on Schedule 1 attached hereto, at a price per Share equal to (i) with respect to the First Tranche Shares (as defined below) $1.65, subject to proportional adjustment for the Reverse Stock Split and (ii) with respect to the Second Tranche Shares (as defined below), the price equal to (a) the volume-weighted average price of Company Common Stock for the five Trading Days prior to the Second Tranche Closing Date (as defined below) (the “VWAP”), plus (b) 10% of the VWAP (each of (i) or (ii) as applicable, the “Share Purchase Price”). Each Purchaser’s obligations to purchase the Shares under this Agreement are several and, for each tranche, conditioned upon each other Purchaser’s performance of its obligations to purchase Shares hereunder in such tranche.”

c.    Section 1.2 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“1.2 Closings; Escrow.

(a)    First Tranche Escrow. On or before December 13, 2022, each Purchaser purchasing First Tranche Shares shall deposit into an escrow account with an escrow agent designated by the Company (the “Escrow Agent”) an amount in cash equal to the amount set forth opposite such Purchaser’s name on Schedule 1 hereto under the heading “First Tranche Shares Aggregate Purchase Price” (the “First Tranche Escrow Funds”). The First Tranche Escrow Funds shall be held by the Escrow Agent pursuant to the terms of this Agreement and an escrow agreement furnished by the Company (the “Escrow Agreement”), and pursuant to such Escrow Agreement will be automatically released to the Company upon the occurrence of the filing of the Articles of Merger (as defined in, and pursuant to, the Merger Agreement) with the Secretary of State of the State of Washington. By signing below, each Purchaser agrees to execute and deliver the Escrow Agreement substantially in the form provided by the Company.

(b)    First Tranche Closing. Subject to the terms and conditions set forth in this Agreement, at the first sale and purchase of Shares, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, that number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto under the heading “First Tranche Shares” (the “First Tranche Shares”). The closing of the purchase and sale of the First Tranche Shares to the Purchasers by the Company (the “First Tranche Closing”) will occur, subject to the conditions set forth in Sections 5.1 and 5.2 hereof, immediately following the Effective Time (as such term is defined in the Merger Agreement) (the “First Tranche Closing Date”). The First Tranche Closing shall take place remotely via exchange of executed documents or at such other place as the Company and the Purchasers may agree upon.

(c) Second Tranche Escrow. On or before March 26, 2023, each Purchaser shall deposit into an escrow account with an Escrow Agent an amount in cash equal to the amount set forth opposite such Purchaser’s name on Schedule 1 hereto under the heading “Second Tranche Shares Aggregate Purchase Price” (the “Second Tranche Escrow Funds”). The Second Tranche Escrow Funds shall be held by the Escrow Agent pursuant to the terms of this Agreement and an escrow agreement to be mutually agreed in substantially the same form as the Escrow Agreement no later than March 1, 2023 (the “Second Tranche Escrow Agreement”).

(d) Second Tranche Closing. Subject to the terms and conditions set forth in this Agreement, on March 31, 2023 or such other date and time mutually agreed by the Company and the Purchasers (the “Second Tranche Closing Date” and, together with the First Tranche Closing Date, each a “Closing Date”), the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase from the Company, that number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto under the heading “Second Tranche Shares” (the “Second Tranche Shares”). The closing of the purchase and sale of the Second Tranche Shares to the Purchasers by the Company (the “Second Tranche Closing” and, together with the First Tranche Closing, each a “Closing”) will occur, subject to the conditions set forth in Sections 5.1 and 5.2 hereof, on the Second Tranche Closing Date. The Second Tranche Closing shall take place remotely via exchange of executed documents or at such other place as the Company and the Purchasers may agree upon.”

d.    Section 1.3 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“1.3 Payment. At or prior to the applicable Closing, (a) each Purchaser shall pay to the Company the aggregate Share Purchase Price with respect to such Purchaser’s First Tranche Shares or the Second Tranche Shares, as applicable, in United States dollars and in immediately available funds, by wire transfer from the Escrow Account to the Company’s account as set forth in the Escrow Agreement or the Second Tranche Escrow Agreement, as applicable, and (b) the Company shall irrevocably instruct American Stock Transfer & Trust Company, LLC (the “Transfer Agent”) to deliver to such Purchaser, subject to the payment of the aggregate Share Purchase Price in accordance with the foregoing clause (a), the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto with respect to the applicable Closing in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 3.6 hereof) in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A. The Shares purchased hereunder will not be subject to the terms of any lock-up or similar agreement to which the applicable Purchaser is otherwise subject, nor will any such Shares be subject to any similar restrictions on transfer to be imposed by the Company’s bylaws.”

e.    Section 1.4 of the PIPE Agreement is hereby amended and restated in its entirety to read as follows:

“1.4 Closing Deliverables.

(a) Company. On or prior to the applicable Closing Date, the Company shall deliver or cause to be delivered to each Purchaser purchasing Shares at the applicable Closing the following:

(i) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the number of Shares set forth opposite such Purchaser’s name on Schedule 1 hereto, registered in the name of such Purchaser as set forth on the Stock Registration Questionnaire included as Exhibit A;

(ii) with respect to the First Tranche Closing, the Registration Rights Agreement, duly executed by the Company;

(iii) with respect to the First Tranche Closing, Orrick, Herrington & Sutcliffe LLP shall deliver an opinion to the First Tranche Purchasers, dated as of the First Tranche Closing Date, in form and substance reasonably acceptable to the First Tranche Purchasers;

(iv) with respect to the First Tranche Closing, a certificate of a duly authorized officer of the Company, certifying that the conditions specified in Sections 5.1(a) and 5.1(b) have been fulfilled; and

(v) the Company shall have executed and delivered the Escrow Agreement, with respect to the First Tranche Closing, and the Second Tranche Escrow Agreement, with respect to the Second Tranche Closing.

(b) Purchasers. On or prior to the applicable Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) a fully completed and duly executed Stock Registration Questionnaire in the form attached hereto as Exhibit A;

(ii) with respect to the First Tranche Closing, the Registration Rights Agreement, duly executed by each Purchaser;

(iii) a fully completed and duly executed Accredited Investor Qualification Questionnaire in the form attached hereto as Exhibit B;

(iv) a fully completed and duly executed Bad Actor Questionnaire in the form attached hereto as Exhibit C; and

(v) such Purchaser shall have executed and delivered the Escrow Agreement, with respect to the First Tranche Closing, and the Second Tranche Escrow Agreement, with respect to the Second Tranche Closing.”

f.    Schedule 1 to the PIPE Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit B attached hereto.

g.    Upon the effectiveness of this Amendment, (i) Genetox, Inc. (“Genetox”), an Original Purchaser, shall be relieved of all obligations to perform under the PIPE Agreement (except for purposes of this Amendment) and shall no longer be a party to the PIPE Agreement (except for purposes of this Amendment), and all rights of Genetox under the PIPE Agreement (except for purposes of this Amendment) shall terminate and (ii) there shall be no liability under the PIPE Agreement on the part of Genetox, on the one hand, nor any other party to this Amendment, on the other hand.

h.    Effective upon the execution and delivery of this Amendment by a New Purchaser, each such New Purchaser shall be deemed a party to the PIPE Agreement for all purposes as a “Purchaser” thereunder (including, without limitation, for purposes of Article III of the PIPE Agreement whereby such Purchaser shall make or be deemed to have made the representations, warranties and covenants set forth therein with respect to such Purchaser). Any such representations, warranties and covenants shall be deemed qualified by the Company’s actual knowledge (e.g. record stock ownership of a Purchaser). The Company may update Schedule 1 to the PIPE Agreement to reflect the addition of each such New Purchaser without the approval of any other party to the PIPE Agreement.

2.    Forfeiture of Original PIPE Warrants. Concurrently with the execution and delivery of this Amendment, each Original Purchaser acknowledges and agrees that (i) each Original PIPE Warrant held by such Original Purchaser is hereby forfeited, canceled and otherwise terminated in its entirety and shall be void and no longer have any further force or effect and (ii) neither Kineta nor such Original Purchaser shall have any liability under any such Original PIPE Warrant, in each case without any further action required on the part of any Original Purchaser or Kineta.

3.    Issuance of New PIPE Warrants. Concurrently with the execution and delivery of this Amendment, Kineta shall deliver to each First Tranche Purchaser, and each Frist Tranche Purchaser shall deliver to Kineta, a Stock Purchase Warrant in the form attached hereto as Exhibit C, duly executed by such party on the terms set forth on Exhibit A attached hereto under the heading “New PIPE Warrants”.

4.    Defined Terms; Effectiveness and Effect of Amendment. Upon the effectiveness of this Amendment, each reference in the PIPE Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the PIPE Agreement as amended hereby, and each reference to the PIPE Agreement in any other document, instrument or agreement executed or delivered in connection with the PIPE Agreement shall mean and be a reference to the PIPE Agreement as amended hereby. All provisions and terms of the PIPE Agreement not specifically altered by this Amendment shall remain in full force and effect.

5.    Governing Law. The validity, interpretation, construction and performance of this Amendment, and all acts and transactions pursuant hereto and the rights and obligations of the Company, the Purchasers and Kineta shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

6.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of such together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Pages Follow]

The parties have executed this Amendment No. 2 to Securities Purchase Agreement as of the date first written above.

THE COMPANY:

YUMANITY THERAPEUTICS, INC.

By:
(Signature)

Name:
Title:

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

The parties have executed this Amendment No. 2 to Securities Purchase Agreement as of the date first written above.

PURCHASERS:

[ ]

By:
(Signature)

Name:
Title:

[ ]

By:
(Signature)

Name:
Title:

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

The parties have executed this Amendment No. 2 to Securities Purchase Agreement as of the date first written above.

KINETA (solely for purposes of Sections 2, 3, 5 and 6 hereof):

KINETA, INC.

By:
(Signature)

Name:
Title:

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT